LORD ABBETT SERIES FUND, INC.

Total Return Portfolio

Supplement dated June 18, 2026 to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated

May 1, 2026

The following table replaces the table in the subsection under “Management—Portfolio Managers” on page 10 of the summary prospectus and the statutory prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2010
Andrew H. O’Brien, Partner and Portfolio Manager	2010
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2010
Leah G. Traub, Partner and Portfolio Manager	2021
Adam C. Castle, Partner and Portfolio Manager and Head of Securitized Credit	2021
Karen J. Gunnerson, Senior Managing Director and Portfolio Manager	2024
Yoana N. Koleva, Partner and Portfolio Manager	2025

The following paragraph replaces the fifth paragraph under “Management and Organization of the Funds” beginning on page 31 of the statutory prospectus:

Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, heads the Fund’s team. Mr. Lee joined Lord Abbett in 1997. Additional members of the Fund’s team are Andrew H. O’Brien, Partner and Portfolio Manager, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, Leah G. Traub, Partner and Portfolio Manager, Adam C. Castle, Partner and Head of Securitized Credit, Karen J. Gunnerson, Senior Managing Director and Portfolio Manager, and Yoana N. Koleva, Partner and Portfolio Manager. Messrs. O’Brien, Rocco, Castle, and Mses. Traub, Gunnerson, and Koleva joined Lord Abbett in 1998, 2004, 2015, 2007, 2017, and 2011, respectively. Messrs. Lee, O’Brien, Rocco, Castle, and Mses. Traub, Gunnerson, and Koleva are jointly and primarily responsible for the day-to-day management of the Fund.

The following rows replace the applicable rows of the corresponding table under the heading “Total Return Portfolio” in the subsection titled “Portfolio Manager Information—Other Accounts Managed” on page 7-2 of the statement of additional information:

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Total Return Portfolio
Robert A. Lee	18	97,920.59	11	12,366.70	1258[1]	6,627.90[1]
Andrew H. O’Brien	15	101,119.85	9	12,213.67	22	4,201.87
Steven F. Rocco	20	102,484.54	13	12,061.08	10	3,820.04
Leah G. Traub	6	13,916.10	2	1,548.28	601	249.31
Adam C. Castle	13	77,364.92	7	11,733.04	0	0
Karen J. Gunnerson	5	13,139.95	3	2,490.85	0	0

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Total Return Portfolio
Yoana N. Koleva	12	80,334.34	1	1,941.76	1	84.19

1 Included in the number of other accounts and total assets are two accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $1,447.1 million in assets.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectuses and/or SAIs.

Please retain this document for your future reference.